EXHIBIT 10.3

PROXY AGREEMENT

This Proxy Agreement (this “Agreement”) is entered into by and among the following parties on August 8, 2019:

(1)

Shanghai Cangyun Management Consulting Co., Ltd.  (“SH Cangyun”), a wholly foreign owned enterprise registered in Shanghai, People’s Republic of China (“PRC”) with its address at Room 3166, 3rd Floor, Building 6, No. 1328, Yixian Road, Baoshan District, Shanghai, PRC;

(2)

Xingtao ZHOU (ID Card No.: 【510106197905196219】) (“Shareholder A”), a PRC citizen with an address at 【No. 2, unit 4, building 8, no. 8, chandian zi youmiao road, jinniu district, chengdu】, PRC;

(3)

Wei WANG (ID Card No.: 【110103197902030930】) (“Shareholder B”), a PRC citizen with an address at 【No. 14, lane 1, dongxiao city, chongwen district, Beijing】, PRC; and

(4)

Yaqin FU (ID Card No.: 【650204196402220028】) (“Shareholder C”, together with Shareholder A and Shareholder B, “Shareholders” and each, a “Shareholder” ), a PRC citizen with an address at 【No. 88, lane 7171, shenjiang road, pudong new area, Shanghai】PRC; and

(5)

Hainan Cangbao Tianxia Cultural Relic Co., Ltd. (“Domestic Company”),Cangbao Tianxia（Shanghai）Cultural Relic Co., Ltd.The former limited liability company registered in Hainan, PRC with its address at Room 609, 6th Floor, Shengda Plaza, No. 61, Guoxing Ave. Meilan District, Haikou City, Hainan Province, PRC, the later limited liability company registered in shanghai,PRC with its address at room 169, area C, 5th floor, building 1, no.6 kangye road, zhujiajiao town, qingpu district,hereinafter both of them referred to as “Domestic Company”)

SH Cangyun, Shareholders and Domestic Company are hereinafter jointly referred to as the “Parties” and individually, as a “Party”.  Each of Shareholders’ and Domestic Company’s obligations under this Agreement shall be joint and several.

Whereas:

(A)

Shareholder A, Shareholder B and Shareholder C are all of the registered shareholders of Domestic Company, and respectively hold 56%, 24% and 20% of the equity interests in Domestic Company; and

(B)

The Shareholders wish to entrust SH Cangyun to exercise their voting rights as shareholders of Domestic Company, and SH Cangyun is willing to accept such entrustment.

Therefore, the Parties enter into this Agreement as follows upon friendly negotiation:

1.

Irrevocable Proxy

1.1

Each of the Shareholders hereby irrevocably appoints SH Cangyun, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as his proxy and authorizes SH Cangyun to exercise in SH Cangyun’s absolute discretion the following rights enjoyed by him as a Shareholder of Domestic Company in accordance with the articles of association of Domestic Company then in effect (collectively, the “Proxy Rights”):

(1)

attending shareholders’ meetings as proxy of the Shareholders;

(2)

exercising voting rights on behalf of the Shareholders on all matters being resolved at shareholders’ meetings and sign on behalf of the Shareholders on the Shareholders’ resolutions;

(3)

making proposals to convene interim shareholders’ meetings;

(4)

making proposals on the matters to be discussed and voted on at shareholders’ meetings; and

(5)

exercising Such other shareholder’s rights set forth under the articles of association of Domestic Company (as amended from time to time).

1.2

The Shareholders hereby acknowledge that any and all actions taken by SH Cangyun in exercising the Proxy Rights in accordance with the provisions under this Agreement shall be binding upon them.

1.3

The Shareholders hereby acknowledge that SH Cangyun is not required to seek advice from the Shareholders prior to exercising the Proxy Rights.  However, SH Cangyun shall inform the Shareholders as soon as practicable of any exercise by it of the Proxy Right.

1.4

The Shareholders shall not, in any manner or under any circumstance, exercise the rights which have been entrusted to SH Cangyun under Article 1.1 above, unless expressly permitted by SH Cangyun in writing.

2.

Information Rights and Agreement of Domestic Company

2.1

Domestic Company shall provide copies of any notices or other communications that it sends to the Shareholders to SH Cangyun at the same time as such notices or other communications are provided to the Shareholders, and SH Cangyun shall have access to and may inspect and take copies of all information or documents of Domestic Company to which the Shareholders have access.

2.2

Domestic Company acknowledges the Proxy Rights granted herein and agrees to cooperate with SH Cangyun in its exercise of the Proxy Rights.

3.

Exercise of Proxy Rights

3.1

SH Cangyun may from time to time and at any time delegate the exercise of any or all of the Proxy Rights to any of its directors, management or employees without the prior consent of the Shareholders or Domestic Company.

3.2

The Shareholders shall provide SH Cangyun with all assistance required by SH Cangyun in its exercise of the Proxy Rights, including signing on the shareholders’ resolutions or other legal documents when necessary or desirable to meet the requirement of the government authorities from time to time.

3.3

If at any time during the term of this Agreement, the Proxy Rights and exercise of the Proxy Rights under this Agreement become illegal or unenforceable for any reason other than by reason of any Shareholder’s or Domestic Company’s breach of this Agreement, the Parties shall immediately seek and adopt another alternative arrangement and, if necessary or desirable , enter into one or more amendment or supplementary agreements to amend or supplement the provisions herein, in order to ultimately achieve the purpose of this Agreement.

4.

Indemnification

4.1

SH Cangyun shall have no obligation to indemnify either Domestic Company or any of the Shareholders for any loss or damage incurred or likely to be incurred by Domestic Company or any of the Shareholders due to the exercise of the Proxy Rights in accordance with this Agreement, including, without limitation, any loss or damage resulting from any litigation, demand, arbitration or claim initiated or raised by any third party, or any administrative investigation or penalty or sanction imposed by any governmental authorities.

4.2

The Shareholders and Domestic Company shall indemnify SH Cangyun for and hold it harmless against any loss or damage incurred or likely to be incurred by SH Cangyun due to the exercise of the Proxy Rights in accordance with this Agreement, including, without limitation, any loss or damage resulting from any litigation, demand, arbitration or claim initiated or raised by any third party, any administrative investigation or penalty or sanction imposed by any governmental authorities. However, the Shareholders and Domestic Company will not indemnify SH Cangyun for losses incurred or damages suffered due to SH Cangyun’s willful misconduct or gross negligence.

5.

Representations and Warranties

5.1

Each of the Shareholders hereby represents and warrants as follows:

(a)

Each of the Shareholders is a PRC citizen with power and capacity to execute and perform its obligations under this Agreement.

(b)

The execution and performance of this Agreement by Shareholders do not violate any laws and regulations or government approvals, authorizations, notices or other governmental documents having binding effect on or affecting the Shareholders, nor do they violate any agreements between the Shareholders and any third party or any covenants made to any third party.

(c)

This Agreement constitutes the legal, valid and binding obligations on the Shareholders when it is duly executed by the Shareholders.

(d)

The Shareholders constitute the only legal owners of the equity interests in Domestic Company, with no existing dispute concerning the ownership of the equity interests in Domestic Company.  SH Cangyun may fully and sufficiently exercise the Proxy Rights under this Agreement in accordance with the articles of association of Domestic Company.

(e)

As of the date of this Agreement, there is no effectively existing proxy or power of attorney with respect to any of the Proxy Rights appointed or granted by the Shareholders.

5.2

SH Cangyun hereby represents and warrants as follows:

(a)

SH Cangyun is a wholly foreign owned enterprise duly registered and existing under PRC law.

(b)

SH Cangyun has the power to execute and perform its obligations under this Agreement. The execution and performance of this Agreement by SH Cangyun is in compliance with the articles of association or other organizational documents of SH Cangyun, and SH Cangyun has obtained all necessary and appropriate approvals and authorizations for the execution and performance of this Agreement.

(c)

The execution and performance of this Agreement by SH Cangyun does not violate any laws and regulations or government approvals, authorizations, notices or other governmental documents having binding effect on or affecting SH Cangyun, nor does it violate any agreements between SH Cangyun and any third party or any covenants made to any third party.

(d)

This Agreement constitutes the lawful, valid and enforceable obligations of SH Cangyun.

5.3

Domestic Company hereby represents and warrants as follows:

(a)

Domestic Companys are limited liability company duly registered and existing under PRC law.

(b)

Each of the Shareholders and Domestic Company has the power to execute and perform his or its obligations under this Agreement.  The execution and performance of this Agreement by Domestic Company is in compliance with the articles of association or other organizational documents of Domestic Company, and Domestic Company has obtained all necessary and appropriate approvals and authorizations for the execution and performance of this Agreement.

(c)

The execution and performance of this Agreement by each of the Shareholders and Domestic Company does not violate any laws and regulations or government approvals, authorizations, notices or other governmental documents having binding effect on or affecting any of the Shareholders or Domestic Company, nor does it violate any agreements between any of the Shareholders or Domestic Company and any third party or any covenants made to any third party.

(d)

This Agreement constitutes the lawful, valid and enforceable obligations of Domestic Company.

(e)

The Shareholders constitute the only legal owners of the equity interests in the Domestic Company. SH Cangyun may fully and sufficiently exercise the Proxy Rights under this Agreement in accordance with the articles of association of Domestic Company.

6.

Confidentiality

The Parties acknowledge and confirm that any oral or written information exchanged among them with respect to this Agreement constitutes confidential information.  The Parties shall maintain the confidentiality of all such information.  Without the prior written consent of the Party who had provided such information, none of the Parties shall disclose any confidential information to any third party, except in the following circumstances: (a) such information is or comes into the public domain (through no fault or disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal or financial advisors regarding the transactions contemplated hereunder, and such legal or financial advisors are also bound by duties of confidentiality similar to the duties set forth in this Article.  Disclosure of any confidential information by the staff or employee of any Party shall be deemed as disclosure of such confidential information by such Party, for which the Party shall be held liable for breach of this Agreement.  This Article shall survive the termination of this Agreement for any reason.

7.

Term of Agreement

7.1

This Agreement shall become effective upon the execution of this Agreement by the Parties and, unless the Parties terminate the Agreement in writing, this Agreement will remain effective indefinitely as long as at least one of the Shareholders remain shareholder of Domestic Company.

7.2

In the event that a Shareholder transfers all of his equity interests in Domestic Company after securing prior consent from SH Cangyun, such Shareholder shall no longer be a Party to this Agreement, but the obligations and undertakings of the other Parties under this Agreement shall not be adversely affected thereby.

8.

Notices

All notices, claims, certificates, requests, demands and other communications under this Agreement shall be made in writing and shall be delivered to any Party hereto by hand or sent by facsimile, or sent, postage prepaid, by reputable overnight courier services at the following addresses (or at such other address for such Party as shall be specified by like notice), and shall be deemed given when so delivered by hand, or if sent by facsimile, upon receipt of a confirmed transmittal receipt, or if sent by overnight courier, five (5) days after delivery to or pickup by the overnight courier service:

If to SH Cangyun:

Shanghai Cangyun Management Consulting Co., Ltd.

Address:

Room 3166, 3rd Floor, Building 6, No. 1328, Yixian Road, Baoshan District, Shanghai, PRC

Telephone:

【15880203378】

Email:

【martin5033@126.com】

Attention:

【Tsang Yung Lap】

with copies (which shall not constitute notice) to:

Beijing yingke (guangzhou) law firm

Email:

563254315@qq.com

Attention:

Zhiquan Chen

If to Shareholder A:

Xingtaoi ZHOU

Address:

【No. 2, unit 4, building 8, no. 8, chandian zi youmiao road, jinniu district, chengdu】

Telephone:

【15384445544】

Email:

【15884445544@163.com】

If to Shareholder B:

Wei WANG

Address:

【No. 14, lane 1, dongxiao city, chongwen district, Beijing】

Telephone:

【13828776181】

Email:

【1207982029@qq.com】

If to Shareholder C:

Yaqin Fu

Address:

【No. 88, lane 7171, shenjiang road, pudong new area, Shanghai】

Telephone:

【13020141771】

Email:

【2448892378@qq.com】

9.

Liability for Default

9.1

The Parties agree and confirm that, if any Party (hereinafter the “Defaulting Party”) breaches substantially any of the provisions herein or fails substantially to perform any of the obligations under this Agreement, it shall constitute a default under this Agreement (hereinafter a “Default”), and any of the non-default Parties shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of a non-defaulting Party notifying the Defaulting Party in writing and requiring it to rectify the Default, the non-defaulting Party shall have the right at its own discretion to select any of the following remedial measures:

(1)

to terminate this Agreement and require the Defaulting Party to indemnify it for all damages suffered; or

(2)

to seek mandatory performance of the obligations of the Defaulting Party hereunder and require the Defaulting Party to indemnify it for all damages suffered.

9.2

The Parties agree and confirm that in no circumstances shall any Shareholder request the termination of this Agreement for any reason.

9.3

The rights and remedies prescribed herein are cumulative, and other rights or remedies prescribed by the law are not precluded.

9.4

Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

10.

Applicable Law and Dispute Resolution

10.1

The formation, effect, interpretation, performance, amendment, termination and dispute resolution of this Agreement shall be governed by PRC laws.

10.2

Any dispute arising from the interpretation and performance of this Agreement shall first be resolved through friendly consultations by the Parties.  If the dispute fails to be resolved within thirty (30) days after one Party gives notice requesting consultations to the other Parties, any Party may submit such dispute to China International Economic and Trade Arbitration Commission (hereinafter the “CIETAC”) for arbitration in Shanghai in accordance with then effective arbitration rules of the CIETAC.  The arbitration panel shall consist of three (3) arbitrators who may or may not be on the CIETAC’s list of arbitrators, of which one arbitrator shall be selected by SH Cangyun and one arbitrator shall be jointly selected by Domestic Company and its Shareholders.  The third arbitrator, who shall be the chairman of the arbitration panel, shall be jointly selected by the two arbitrators selected by the Parties and shall not be a citizen of the United States or the PRC, shall be fluent in both English and Chinese and shall have expertise in the area of the dispute.  The arbitration award shall be final and binding on all Parties.

10.3

During the existence of any dispute, the Parties shall continue to exercise their remaining respective rights, and fulfill their remaining respective obligations under this Agreement, except insofar as the same may relate directly to the matters in dispute.

11.

Miscellaneous

11.1

SH Cangyun may, upon notice to the Shareholders but without Shareholders’ consent, assign its rights and/or obligations hereunder to any third party.  The Shareholders may not, without SH Cangyun’s prior written consent, assign the Shareholders’ rights, obligations and/or liabilities hereunder to any third party.  Successors or permitted assignees (if any) of the Shareholders shall be bound by, and continue to perform, the obligations of the Shareholders under this Agreement.

11.2

This Agreement is made in five (5) originals in both English and Chinese.  Each Party shall keep one (1) original of each language version.  The two language versions shall be equally valid.  In the event that there is any discrepancy between the Chinese and English versions, the arbitration panel as constituted pursuant to Article 10.2 shall decide which version more accurately reflects the true intention of the Parties.

11.3

This Agreement may not be amended or modified in any manner except by an instrument in writing signed by the Parties hereto.

11.4

No waiver of any provision of this Agreement shall be effective unless made in writing and signed by the Parties.  The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any Party to exercise any right or privilege hereunder shall be deemed a waiver of such Party’s rights or privileges hereunder or shall be deemed a waiver of such Party’s rights to exercise the same at any subsequent time or times hereunder.

11.5

If any provision of this Agreement is deemed or becomes invalid, illegal or unenforceable, such provision shall be construed or deemed amended to conform to applicable laws so as to be valid and enforceable; or, if it cannot be so construed or deemed amended without materially altering the intention of the Parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

11.6

Each Party shall use its commercially reasonable efforts to do and perform, or cause to be done and performed, all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as may be necessary or desirable to give effect to the terms and intent of this Agreement and any ancillary documents.

**REMAINDER OF PAGE INTENTIONALLY LEFT BLANK**

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

SHANGHAI CANGYUN MANAGEMENT CONSULTING CO., LTD.   (seal)

By:

/s/ Yung Lap Tsang

Title:

________________________

Shareholders of the Domestic Company:

Xingtao ZHOU: /s/ Xingtao ZHOU

Wei WANG: /s/ Wei WANG

Yaqin FU: /s/ Yaqin FU

Hainan Cangbao Tianxia Cultural Relic Co., Ltd. (seal)

By:

/s/ Tan Liang

Title:

________________________

Cangbao Tianxia（Shanghai）Cultural Relic Co., Ltd.(seal)

By:

/s/ Tan Liang

Title:

________________________

[Execution Page of Proxy Agreement Dated _8 August__, 2019]